Modified Single Premium Variable Life Insurance Policy
Issued by
Merrill Lynch Life Insurance Company
Through
Merrill Lynch Life Variable Life Separate Account II

Offered through
Transamerica Capital, Inc.

Home Office	Service Center
570 Carillon Parkway	IBM
St. Petersburg, FL 33716	2000 Wade Hampton Blvd.
Greenville, South Carolina 29615
1-800-354-5333
Prospectus
May 1, 2009
This Prospectus describes a modified single premium variable life insurance policy (the “Policy”) issued by Merrill Lynch Life Insurance Company (“we,” “our,” or “us”). We do not currently offer the Policy for sale to new purchasers. The Policy offers a choice of investments and an opportunity for the Policy’s investment base, net cash surrender value, and death benefit to grow based on investment results of the investment divisions of the Merrill Lynch Life Variable Life Separate Account II (the “Separate Account”) in which you invest. The Policy provides life insurance, with a life insurance benefit (the death benefit) payable if the insured dies while the Policy is in force. We guarantee that regardless of investment results, insurance coverage will continue until the insured’s attained age 100, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the single premium (sometimes referred to as the “initial premium”). During this guarantee period, we will terminate the Policy only if any loan debt exceeds certain Policy values. After the guarantee period ends, the Policy will remain in effect as long as the net cash surrender value is sufficient to cover all charges due.
Investing in the Policy involves risk, including possible loss of premium. We do not guarantee any minimum cash surrender value, or guarantee that Policy values will increase. Depending on the investment results of the investment divisions you select, the investment base, the net cash surrender value, and the death benefit may go up or down (although the death benefit will never be less than the face amount). You bear the investment risk under the Policy. You may be required to make additional payments to keep the Policy in force. The Policy is not suitable as a short-term savings vehicle.
This Prospectus provides basic information that a prospective policy owner should know before investing. You should keep this Prospectus for future reference. You should consider whether the Policy is suitable for you in light of your life insurance needs, including other insurance you already own.
Replacing your existing life insurance with the Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or maintain the Policy through a loan or through withdrawals from another policy.
An investment in the Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The investment divisions in the Separate Account are currently available for investment in shares of portfolios of the following funds (the “Funds”) or in specific units of The Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities (the “Trusts”):
☐	AIM Variable Insurance Funds

☐	AllianceBernstein Variable Products Series Fund, Inc.

☐	BlackRock Variable Series Funds, Inc.

☐	BlackRock Series Fund, Inc.

☐	MFS® Variable Insurance Trustsm

☐	MLIG Variable Insurance Trust
The specific portfolios of the Funds and units of the Trusts available under the Policy are listed on the following page.
A prospectus for each of the Funds and the Trusts must accompany this Prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission
(the “SEC”) has not approved or disapproved
the Policy or determined that this Prospectus
is accurate or complete.
Any representation to the contrary is a
criminal offense.

The following portfolios of the Funds and units of the Trusts are currently available under the Policy:

☐	AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund

☐	AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein VPS Large Cap Growth Portfolio

☐	BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
BlackRock Total Return Portfolio
BlackRock Fundamental Growth Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Money Market Portfolio

☐	BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund*
BlackRock Basic Value V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Global Growth V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock International Value V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Value Opportunities V.I. Fund
BlackRock Utilities and Telecommunications V.I. Fund*

☐	Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities
Six maturity dates ranging from February 15, 2009–February 15, 2019

☐	MFS® Variable Insurance Trustsm
MFS® Growth Series**

☐	MLIG Variable Insurance Trust
Roszel/Allianz CCM Capital Appreciation Portfolio
Roszel/Delaware Trend Portfolio

*	The Subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

**	Formerly, MFS® Emerging Growth Series

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ii

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Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. More detailed information about the Policy appears later in this Prospectus and in the Statement of Additional Information. For your convenience, we have provided a Glossary at the end of the Prospectus that defines certain words and phrases used in the Prospectus.
Policy Benefits
The Policy in General
Policy Availability. We are not currently offering the Policy for sale to new purchasers.
Non-Taxable Death Benefit. The Policy offers the potential of insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. We believe the Policy generally provides at least the minimum death benefit required under Federal tax law (although there is little guidance and some uncertainty as to how the tax law requirements apply to certain innovative features of the Policies). Assuming the Policy satisfies the applicable requirements, the Policy should provide an important tax benefit because its death benefit generally should not be subject to income tax.
Tax-Deferred Accumulation. The Policy gives you the opportunity for tax-deferred accumulation of your cash value, where any increases in the Policy’s cash value generally are not taxable until distributed from the Policy. The Policy’s cash value will increase or decrease depending on the investment performance of the investment divisions, the single premium you pay, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions (such as reallocations among investment divisions).
Personalized Illustrations. Illustrations used in connection with the purchase of the Policy are based on hypothetical investment rates of return. We do not guarantee these rates. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.
Investment Base. A Policy’s investment base is the amount available for investment in the Separate Account at any time. On the policy date (usually the next business day after our Service Center receives your single premium), the investment base is equal to the single premium. Afterwards, it varies daily based on the investment performance of your selected investment divisions (and any additional payments you make, the fees and charges we deduct, and the effect of any Policy transactions). You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Policy by allocating the investment base to two or more investment divisions.
Investment Divisions. Your premium payments will be invested in the investment divisions of the Separate Account. You may reallocate your investment base to up to five of the investment divisions. Investment returns from amounts allocated to the investment divisions will vary with the investment experience of these investment divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the investment divisions.

Premiums and Additional Payments
Single Premium and Additional Payments. You pay a single premium. After the end of the “free look” period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit an application when you make additional payments.
Death Benefit
As long as the Policy remains in force, we will pay a death benefit to the beneficiary upon the death of the insured. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases on each policy processing date, depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions.
We will reduce any death benefit proceeds by the amount of any loan debt and any overdue charges if the Policy is in a grace period.
Surrenders
You may surrender your Policy at any time and receive the net cash surrender value. On a policy processing date that is also your policy anniversary, the net cash surrender value equals the investment base minus the balance of any deferred policy loading not yet deducted. If we calculate the net cash surrender value on a date that is not a policy processing date, we also subtract a pro-rata mortality cost. If we calculate the net cash surrender value on a date that is not a policy anniversary and you have loan debt, we also will subtract any pro-rata net loan cost. A surrender may have tax consequences.
You may not make partial withdrawals under the Policy.
Reallocations
Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We will notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. We may impose restrictions on reallocations by policy owners engaging in disruptive trading activities.
Dollar Cost Averaging Program
The Policy offers an optional transfer feature called Dollar Cost Averaging (“DCA”). This feature allows you to make automatic monthly transfers from the BlackRock Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than five divisions. We do not charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.
Loans
You may borrow money from us, using your Policy as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. Loan interest accrues daily and, if it is not paid each year, it is treated as a new loan (capitalized) and added to the outstanding loan amount. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Policy to lapse (terminate without value). If the Policy lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of the cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences.

Guarantee Period
We guarantee that the Policy will stay in force until the insured’s attained age 100, or for a shorter guarantee period depending on the face amount selected for a given premium, provided certain conditions are met. We will not cancel the Policy during the guarantee period unless the loan debt exceeds the larger of the cash surrender value and the tabular value. (For more information about cash surrender value and tabular value, see “Policy Values”; and see “Policy Termination” for more information about guarantee periods.)
We hold a reserve in our general account to support this guarantee. After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date will not cover the charges due.
Policy Risks
Risk of Poor Investment Performance
Since you invest your investment base in one or more investment divisions, you will be subject to the risk that investment performance will be unfavorable and that your investment base will decrease. You could lose everything you invest and your Policy could lapse without value, unless you make additional payments or are within the guarantee period (and you have no loan debt outstanding). In addition, we deduct Policy fees and charges from your investment base, which can significantly reduce your investment base. During times of poor investment performance, this deduction will have an even greater impact on your investment base.
Risk of Short-Term Investing
The Policy is designed to be long-term in nature in order to provide life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time and do not anticipate needing periodic access to your cash value, since partial withdrawals are not permitted under the Policy. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.
Risk of Lapse
Your Policy will enter a 61-day pre-lapse grace period if: (1) during the guarantee period, the loan debt exceeds the larger of the cash surrender value and the tabular value; or (2) after the guarantee period ends, the net cash surrender value on a policy processing date is insufficient to cover all charges due. If you do not make a sufficient payment during this grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.
Loans, any increase in current Policy charges, and/or poor investment returns could increase your risk of lapse. A Policy lapse may have adverse tax consequences.
If we cancel a Policy, you may reinstate it while the insured is still living, subject to certain conditions.
Tax Risks
A Policy must satisfy certain requirements under Federal tax law in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. The manner in which these requirements should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus create some uncertainty about the application of the tests to the Policy. Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:
•	the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

•	the policy owner should not be considered in constructive receipt of the Policy’s cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs, depending on the total amount of premiums paid under the policy. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of surrenders and loans taken before you reach age 59 1/2. These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if certain changes are made in the Policy at any time. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy’s current tax treatment.
If you do preserve your Policy’s current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you, and pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy.
You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.
Surrender Risks
There may be tax consequences if you decide to surrender your Policy.
Loan Risks
A Policy loan, whether or not repaid, will affect the investment base over time because we subtract the amount of the loan from your investment base and hold it as collateral in our general account. Accordingly, the loan collateral does not participate in the investment results of the investment divisions. This collateral earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter. While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. If you do not pay the interest when due, it is treated as a new loan and we add it to the unpaid loan amount. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the investment divisions and the interest rate charged against and credited to the amount held in the general account as collateral, the effect could be favorable or unfavorable.
We reduce the amount of any loan debt from the amount payable on surrender of the Policy and from any death benefit payable. If the amount of interest credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited to the collateral is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken, and adverse tax consequences could result.
A Policy loan could increase your risk of lapse during the guarantee period if the loan debt exceeds the larger of the cash surrender value and the tabular value. (See “Loans” for an explanation of how loan debt affects cash surrender value.)
Risk of Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to make additional payments to keep the Policy in force unless your Policy is in the guarantee period and you have no loan debt outstanding.
Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each Fund’s prospectus and the Trusts’ prospectus. Please refer to the Funds’ and Trusts’ prospectuses for more information.
There is no assurance that any portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that a policy owner will pay when buying and owning the Policy. If the amount of a charge depends on the personal characteristics of the insured or the policy owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.
The first table describes the fees and charges that a policy owner will pay when he or she buys the Policy, makes additional payments, or reallocates investment base among the investment divisions of the Separate Account.
Transaction Fees

Amount Deducted[1]
Guaranteed
Charge	When Charge is Deducted	Maximum Charge	Current Charge
Maximum Sales Charge Imposed on Premiums (Deferred Policy Loading)[2]

Sales Load	In equal installments on the first ten policy anniversaries on or next following receipt of the initial premium and each additional payment	4.0% of the single premium paid and any additional payments	4.0% of the single premium paid and any additional payments

First Year Administrative Expense	On the first policy anniversary.	0.5% of the single premium paid and any additional payments received in the first policy year	0.5% of the single premium paid and any additional payments received in the first policy year

Premium Tax Charge	In equal installments on the first ten policy anniversaries on or next following receipt of the initial premium and each additional payment	2.5% of the single premium paid and any additional payments	2.5% of the single premium paid and any additional payments

Reallocation Charge	On the policy processing date on or next following a change in investment base allocation	$25[3]	None

Optional Rider Charges:

Single Premium Immediate Annuity Rider	Upon receipt of the single premium	5% of the single premium to be applied to the Rider	5% of the single premium to be applied to the Rider

Change of Insured Rider	Upon exercise	$1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum charge of $1,500	$1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum charge of $1,500

[1]	We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[2]	Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

[3]	We will not assess the reallocation charge for the first five changes in investment base allocation made each policy year.

The table below describes the fees and charges that a policy owner will pay periodically during the time he or she owns the Policy, not including Fund or Trust fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted[4]
Guaranteed
Charge	When Charge is Deducted	Maximum Charge	Current Charge
Cost of Insurance (Mortality Cost)[5]	On each policy processing date after the policy date
w Minimum Charge		$0.26 per $1,000 of net amount at risk	$0.25 per $1,000 of net amount at risk plus $12.50

w Maximum Charge		$333.33 per $1,000 of net amount at risk	$249.75 per $1,000 of net amount at risk plus $12.50

w Charge for a male, attained age 60, in the simplified aggregate underwriting class		$5.29 per $1,000 of net amount at risk	$5.01 per $1,000 of net amount at risk plus $8.75

Mortality and Expense Risk Charge	Daily	Equivalent to 0.60% (annually at the beginning of the year) of daily net assets in each investment division of the Separate Account in which you are invested	Equivalent to 0.60% (annually at the beginning of the year) of daily net assets in each investment division of the Separate Account in which you are invested

Trust Charge	Daily	Equivalent to 0.50% (annually at the beginning of the year) of daily net assets in each investment division that invests in the Trusts, in which you are invested	Equivalent to 0.34% (annually at the beginning of the year) of daily net assets in each investment division that invests in the Trusts, in which you are invested

Net Loan Cost[6]	On each policy anniversary	0.75% of the loan debt on the previous policy anniversary during each of the first ten policy years, adjusted for subsequent loans and loan repayments	0.75% of the loan debt on the previous policy anniversary during each of the first ten policy years, adjusted for subsequent loans and loan repayments
The next table describes the portfolio fees and expenses that a policy owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2008.

[4]	We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[5]	Mortality cost charges vary based on the insured’s underwriting class, sex, attained age, and the Policy’s net amount at risk. The mortality cost charge generally increases as the insured ages. The mortality cost charges shown in the table may not be typical of the charges you will pay. We guarantee that the mortality cost rates will not exceed the guaranteed maximum morality cost rates set forth in your Policy. You can obtain more information about your mortality cost charges by contacting our Service Center. The mortality cost charge is assessed until the insured’s attained age 100.

[6]	The net loan cost equals the difference between the interest charged and the earnings on the amount held as collateral in the general account. After the first ten policy years, the net loan cost equals 0.60% of the loan debt on the previous policy anniversary.

The following table shows the minimum and maximum Annual Portfolio Operating Expenses charged by any of the portfolios for the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each Fund and the Trusts.
Range of Annual Portfolio Operating Expenses (as a percentage of each portfolio’s average net assets):

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.39%	1.29%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers or reimbursements of fees and expenses)[8]	0.39%	1.15%
For information concerning compensation paid in connection with the sale of the Policy, see “Additional Information – Selling the Policy.”
Merrill Lynch Life Insurance Company

We are a stock life insurance company located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499-0001, organized under the laws of the State of Washington on January 27, 1986 and redomesticated under the laws of the State of Arkansas on August 31, 1991. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”). We are authorized to sell life insurance and annuities in 49 states, Puerto Rico, Guam, the U.S. Virgin Islands and the District of Columbia.
          Financial Condition of the Company. Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your investment base, but also on our ability to meet the guarantees under your Policy.
          Assets in the Separate Account. You assume all of the investment risk for your investment base that is allocated to the investment divisions of the Separate Account. Your investment base in those investment divisions constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”
          Assets in the General Account. Any guarantees under the policy that exceed your investment base, such as those associated with any death benefit riders, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of investment base are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.
          We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
          Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

          State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.
          We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio. For additional information about our financial condition, please see our Annual Report on Form 10-K, which is available on our website at www.aegonisn.com.
          How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the telephone number or address of our Service Center referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.
The Separate Account, the Funds, and the Trusts

The Separate Account
Tandem Insurance Group, Inc. (“Tandem”) established the Separate Account, a separate investment account, on November 19, 1990. We acquired the Separate Account on October 1, 1991, when Tandem merged with and into Merrill Lynch Life Insurance Company. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve any supervision by the SEC over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the Federal securities laws. We use the Separate Account to support the Policy as well as other variable life insurance policies we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.
We own the assets in the Separate Account. We keep the Separate Account’s assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account’s assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

[7]	The Fund and Trust expenses used to prepare this table were provided to us by the Funds and the Trusts. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

[8]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2010. For more information about these arrangements, consult the prospectuses for the Funds.

Obligations to policy owners and beneficiaries that arise under the Policy are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Policy, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account’s assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our general account.
The investment divisions in the Separate Account are available for investment in shares of portfolios of the following Funds and Trusts:
•	AIM Variable Insurance Funds (the “AIM V.I. Funds”);

•	AllianceBernstein Variable Products Series Fund, Inc. (the “AllianceBernstein Fund”);

•	BlackRock Series Fund, Inc. (the “Series Fund”);

•	BlackRock Variable Series Funds, Inc. (the “Variable Series Funds”);

•	Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities;

•	MFS® Variable Insurance TrustSM (the “MFS Trust”); and

•	MLIG Variable Insurance Trust (“MLIG Trust”).
For more information, see “The Funds” and “The Trusts” below. You will find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying prospectuses and statements of additional information. Read these carefully before investing, along with this Prospectus.
Changes Within the Separate Account
We may add new investment divisions. We can also close or eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests without your consent. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Policy or, in our sole discretion, for any other reason. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would obtain approval from the Arkansas State Insurance Department and the SEC and any other required approvals before making such a substitution. A new or substituted portfolio may have different fees and expenses and its availability may be limited to certain classes of purchasers. Substitution may be made with respect to existing investment base or the investment of future additional payments, or both for some or all classes of Policies. Furthermore, we may close investment divisions to allocation of additional payments or investment base, or both, for some or all classes of Policies at any time in our sole discretion.
Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.
When permitted by law, we also can:
•	deregister the Separate Account under the 1940 Act;

•	operate the Separate Account as a management company under the 1940 Act;

•	restrict or eliminate any voting rights of policy owners, or other persons who have voting rights as to the Separate Account; and

•	combine the Separate Account with other separate accounts.
We reserve the right to make other structural or operating changes affecting the separate account.

The Funds
Each division of the Separate Account invests exclusively in shares of a designated portfolio of a Fund (or in specific units of the Trusts, as discussed below in “The Trusts”). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.
Although the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, portfolio expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios or Funds available only through the Policy have names similar to funds not available through the Policy. The performance of any fund not available through the Policy is not indicative of performance of the similarly named portfolio or Fund available through the Policy.
An investment in a division, or in any portfolio, including the BlackRock Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the BlackRock Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the BlackRock Money Market Portfolio division may become extremely low and possibly negative.

Investment Objectives of the Portfolios
The following table summarizes each portfolio’s investment objective(s), investment adviser(s), and asset class/investment style. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the Funds. You should read the Funds’ prospectuses carefully.
The Funds

AIM Variable		Investment	Asset Class/
Insurance Funds	Investment Objective	Adviser(s)/Subadviser	Investment Style
AIM V.I. Capital Appreciation Fund (Series I)	Seeks to provide growth of capital.	Invesco Aim Advisors, Inc. Subadvisers: Invesco Trimark Investment Management Inc. (formerly, AIM Funds Management Inc.); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	Domestic Equity/Large Cap Growth

AIM V.I. Core Equity Fund (Series I)	Seeks growth of capital.	Invesco Aim Advisors, Inc. Subadvisers: Invesco Trimark Investment Management Inc. (formerly, AIM Funds Management Inc.); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	Domestic Equity/Large Cap Blend

AllianceBernstein Variable
Products Series		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser	Investment Style
AllianceBernstein VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	Domestic Equity/ Large Cap Growth

lackRock Series		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser	Investment Style
BlackRock Balanced Capital Portfolio	Seeks high total investment return.	BlackRock Advisors, LLC (“BlackRock Advisors”) Subadviser: BlackRock Investment Management, LLC and BlackRock Financial Management, Inc.	Balanced/US

BlackRock Total Return Portfolio (formerly, BlackRock Bond Portfolio)	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors Subadviser: BlackRock Financial Management, Inc.	Fixed Income/Intermediate Term

BlackRock Fundamental Growth Portfolio	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Growth

BlackRock Global Allocation Portfolio	Seeks high total investment return.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited	Balanced/Global

BlackRock Government Income Portfolio	Seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate term debt securities issued or guaranteed by the U.S. government or its agencies.	BlackRock Advisors Subadviser: Blackrock Financial Management, Inc.	Fixed Income/Intermediate Term

BlackRock High Income Portfolio	Seeks a high level of current income and, secondarily, seeks capital appreciation when consistent with its primary objective.	BlackRock Advisors Subadviser: Blackrock Financial Management, Inc.	Fixed Income/ High Yield

BlackRock Large Cap Core Portfolio	Seeks long-term growth of capital and income, and moderate current income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Blend

BlackRock Money Market Portfolio	Seeks to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.	BlackRock Advisors Subadviser: BlackRock Institutional Management Corporation	Fixed Income/ Money Market

BlackRock Variable
Series Funds,		Investment	Asset Class/
Inc.	Investment Objective	Adviser(s)/Subadviser	Investment Style
BlackRock Balanced Capital V.I. Fund (Class I)*	Seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from investments solely in debt securities.	BlackRock Advisors Subadviser: BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC	Balanced/US

BlackRock Basic Value V.I. Fund (Class I)	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited	Balanced/Global

BlackRock Global Growth V.I. Fund (Class I)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	International Equity/Global

BlackRock S&P 500 Index V.I. Fund (Class I)	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Blend

BlackRock International Value V.I. Fund (Class I)	Seeks current income and long-term growth of income, accompanied by growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management, International Limited	International Equity/ International

BlackRock Large Cap Growth V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Growth

BlackRock Large Cap Value V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

BlackRock Value Opportunities V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Small Cap Blend

*	The subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

BlackRock Variable
Series Funds,		Investment	Asset Class/
Inc.	Investment Objective	Adviser(s)/Subadviser	Investment Style
BlackRock Utilities and Telecommunications V.I. Fund (Class I)*	Seeks both capital appreciation and current income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

MFS®Variable		Investment	Asset Class/
Insurance Trustsm	Investment Objective	Adviser(s)/Subadviser	Investment Style
MFS ® Growth Series (formerly, MFS ® Emerging Growth Series)	Seeks capital appreciation.	Massachusetts Financial Services Company	Domestic Equity/Large Cap Growth

MLIG Variable		Investment	Asset Class/
Insurance Trust	Investment Objective	Adviser(s)/Subadviser	Investment Style
Roszel/Allianz CCM Capital Appreciation Portfolio	Seeks long-term capital appreciation.	Roszel Advisors, LLC (“Roszel Advisors”) Subadviser: Cadence Capital Management LLC	Domestic Equity/Large Cap Blend

Roszel/Delaware Trend Portfolio	Seeks long-term capital appreciation.	Roszel Advisors Subadviser: Delaware Management Company	Domestic Equity/Small Cap Growth
Note: There can be no assurance that the BlackRock Money Market portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the BlackRock Money Market investment division may become extremely low and possibly negative.

In order to obtain a free copy of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.

*	The investment division corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

Please read the prospectuses for the Funds to obtain more complete information regarding the portfolios.
Certain Payments We Receive With Regard to the Funds
We receive payments from the investment adviser (or affiliates thereof) of the Funds and the Trusts. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Policy owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Policy and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ and may be significant. Some advisers (or affiliates) may pay more than others. These percentages currently range from 0.15% to 0.381% (annually) of average Fund assets owned by the investment divisions available under the Policy and under certain other variable insurance products offered by us or our affiliates.
Additionally, retail mutual funds managed by the advisers or subadvisers of the Funds may be sold through Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”); the Policies are sold by registered representatives of MLPF&S. (See “Additional Information — Selling the Policy.”) These advisers and subadvisers (or their affiliates) may provide MLPF&S, as a selling firm, with payments or non-cash compensation, such as payments for certain marketing and distribution services, in connection with the retail mutual funds that they manage. In addition, consistent with FINRA rules, Fund distributors and/or their affiliates may pay for or make contributions to MLPF&S for training and education seminars for MLPF&S employees, clients and potential clients, due diligence meetings regarding their funds, recreational activities, or other non-cash items. From time to time, MLPF&S may recognize certain Financial Advisors through promotional programs that include mutual funds. These programs may reward Financial Advisors with compensation, including attendance at off-site locations and/or various employee training sessions that may be sponsored or co-sponsored by mutual fund companies whose funds MLPF&S makes available, including the Fund advisers and/or subadvisers. These amounts may be significant and these programs may provide the Fund adviser and subadviser (or their affiliates) with increased visibility to MLPF&S’s Financial Advisors, which are also involved in the distribution of the Policies.
In addition, consistent with applicable laws, management and employees of BlackRock, Inc. (“BlackRock”) and Roszel Advisors are provided a broad level of access and exposure to MLPF&S, its Financial Advisors and other personnel, marketing events and materials, and client-related and other information because of their affiliation. Such broad access and exposure is not available to other asset managers and may enhance BlackRock’s and Roszel Advisor’s ability to sell its Funds.
Selection of Underlying Funds
The underlying Funds offered through this Policy are selected by us and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund’s adviser or subadviser is one of our affiliates, or whether the Fund, its adviser, or an affiliate, makes payments to us in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Policies. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds” (above). We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of investment base if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.
You are responsible for choosing the investment divisions and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select investment divisions, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. Please note: Certain underlying Fund portfolios have similar names; it is important that you state or write the full name of the underlying Fund portfolio to which you wish to direct your allocation when you submit an allocation request.
The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the investment base of your Policy resulting from the performance of the Funds you have chosen.

Resolving Material Conflicts
The Trusts and Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds and Trusts may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts and/or to qualified plans).
It is possible that differences might arise between our Separate Account and one or more of the other separate accounts that invest in the Funds. In some cases, it is possible that the differences could be considered “material conflicts.” Such a “material conflict” could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policy owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio or unit for a portfolio or unit in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.
The Trusts
The Trusts are intended to provide safety of capital and a competitive yield to maturity. The Trusts purchase at a deep discount U.S. Government-backed investments that make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.
The Trust portfolios consist mainly of:
•	bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

•	coupons stripped from U.S. debt obligations; and

•	receipts and certificates for such stripped debt obligations and coupons.
The Trusts currently available are shown below:

		Targeted Rate
		of Return to
		Maturity as of
		April ___ ,
Trust	Maturity Date	2008
2010	February 15, 2010	1.32%
2011	February 15, 2011	1.04%
2013	February 15, 2013	2.08%
2014	February 15, 2014	2.39%
2019	February 15, 2019	3.54%
Fixed Income Securities (“FIS”) is the sponsor for the Trusts.
The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts. (See “Charges and Deductions — Charges to Divisions Investing in the Trusts.”)
FIS specializes in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. FIS acts as a sponsor to unit investment trusts through its adviser’s asset management division. FIS headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132 and the adviser’s asset management division can be contacted at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309, telephone (877) 858-1773. FIS is a registered broker-dealer and investment adviser, a member of FINRA and SIPC and a registrant of the MSRB.

Targeted Rate of Return to Maturity. Because the underlying securities in the Trusts will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Trust units. But because the Separate Account holds the units, we need to take into account the asset charge and the trust charge (described in “Charges and Deductions”) in estimating the net rate of return. That rate depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Policy on that date, since it does not reflect the charges deducted from a Policy’s investment base (described in “Charges and Deductions — Charges Deducted from the Investment Base”).
Since the value of the Trusts’ units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Trusts units and the net rate of return to maturity for the Separate Account will vary correspondingly.
Please read the attached prospectus for the Trusts to obtain more complete information regarding the Trusts.
Voting Rights
We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Policies according to instructions we receive from policy owners. We will vote shares attributable to Policies for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Policies in the same proportion as shares in the respective divisions for which we received instructions. Therefore, because of proportional voting, a small number of policy owners may control the outcome of a vote. We may vote Fund shares in our own right if any Federal securities laws or regulations, or their present interpretation, change to permit us to do so.
We determine the number of shares attributable to you by dividing your Policy’s investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.
Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory policy.
We also may disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:
•	contrary to state law;

•	prohibited by state regulatory authorities; or

•	decided by management that the change would result in overly speculative or unsound investments.
If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

The Policy

Availability
The Policy is not for sale to new purchasers. When we offered the Policy, we issued it for an insured up to age 75. The minimum single payment for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000. Subject to certain conditions, you may make additional unplanned payments (See “Premiums — Making Additional Payments.”)
Who May be Covered
We use two methods of underwriting:
•	simplified underwriting, with no physical exam; and

•	para-medical or medical underwriting with a physical exam.
The single premium and the age of the insured determine whether we do underwriting on a simplified or medical basis. The chart below shows the maximum premium that we will underwrite on a simplified basis:

Age	Maximum
0-14	$25,000
15-29	50,000
30-39	75,000
40-49	100,000
50-75	150,000
However, if you select the maximum face amount (see “Premiums — Selecting the Initial Face Amount”), we take the anticipated net amount at risk at the time of issue into account in determining the method of underwriting.
We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions, and which determine the guaranteed mortality rates we use in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Policies either in the standard or non-smoker underwriting class. We also may issue Policies on insureds in a “substandard” underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see “Charges and Deductions — Charges Deducted from the Investment Base.”
Guarantee Period
The guarantee period is the period of time we guarantee that the Policy will remain in force regardless of investment experience unless loan debt exceeds the larger of the cash surrender value and the tabular value. (For more information about cash surrender value and tabular value, see “Policy Values.”) We base the guarantee period on the payments made, the guaranteed maximum mortality rates in the Policy, the deferred policy loading, and a 4% annual interest assumption. This means that for a given payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

Right to Cancel (“Free Look” Period)
When we offered the Policy for sale to new purchasers, you could cancel your Policy during the “free look” period by returning it for a refund. Generally, the “free look” period ends 10 days after you receive the Policy. Some states allow a longer period of time to return the Policy. If required by your state, the “free look” period ends the later of 10 days after you receive the Policy and 45 days from the date you execute the application. To cancel the Policy during the “free look” period, you must mail or deliver the Policy to our Service Center or to the registered representative who sold it. We will refund your initial premium and any additional payments made, without interest. We may require you to wait six months before applying for another policy.
Corporations that purchase one or more Policies at the same time with an aggregate single premium of at least $250,000, where the investment base has at all times been allocated in the division investing in the BlackRock Money Market Portfolio and where no additional payments have been made nor policy loans taken, may cancel a Policy and receive the greater of the premium paid without interest and the net cash surrender value.
Right to Exchange the Policy
Within 18 months of the issue date you may exchange your Policy for a policy with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Policy.
The new policy will have the same policy owner and beneficiary as those of the original Policy on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Policy. Any loan debt will be carried over to the new policy.
We will not require evidence of insurability to exchange for a new “fixed” policy.
Tax-Free ‘Section 1035’ Exchanges
You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code of 1986, as amended (the “Code”). Before making an exchange, you should compare both policies carefully. It may not be in your best interest to exchange (or surrender, lapse, change, or borrow) from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. Charges for the Policy may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).
State Variations
Policies issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Policies. Your actual Policy and any endorsements are the controlling documents, and should be read carefully. If you would like to review a copy of the Policy or any endorsements, contact our Service Center.

Ownership Rights
The policy owner is the insured, unless someone other than the insured has been named as the policy owner in the application. The policy owner has all rights and options described in the Policy, including changing the policy owner, assigning the Policy, naming beneficiaries, and changing the insured.
If you are not the insured, you may want to name a contingent policy owner. If you die before the insured, the contingent policy owner will own your interest in the Policy and have all your rights. If you do not name a contingent policy owner, your estate will then own your interest in the Policy at your death.
If there is more than one policy owner, we will treat the policy owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The policy owners must exercise their rights and options jointly, except that any one of the policy owners may reallocate the Policy’s investment base by phone if the policy owner provides the personal identification code as well as the Policy number. One policy owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policy owners are entitled under the Policy.
Policy Changes (Applicable Federal Tax Law)
To receive the tax treatment accorded to life insurance under Federal income tax law, the Policy must qualify initially and continue to qualify as life insurance under the Code or successor law. We reserve the right to make changes in the Policy or its riders or to make distributions from the Policy to the extent necessary to continue to qualify the Policy as life insurance.
Any changes will apply uniformly to all Policies that are affected and you will be given advance written notice of such changes.

Premiums

Initial Premium
Minimum
To purchase a Policy, you had to complete an application and pay a premium. We required the premium to put the Policy into effect. The minimum single premium for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the premium required to purchase a face amount of at least $100,000. You may make additional payments, as described below.
Selecting the Initial Face Amount
Your initial premium determined the face amount of your Policy. For a given initial premium you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured’s entire life. The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured’s age, sex, and underwriting class. As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.
Making Additional Payments
After the end of the “free look” period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit a form when you make additional payments.
If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the BlackRock Money Market Portfolio on the next business day after we receive it. Once we complete the underwriting and accept the payment, we will allocate the payment either according to your instructions or, if you do not give us instructions, proportionately to the investment base in the Policy’s investment divisions.
Effect of Additional Payments
Currently, we will accept any additional payment not requiring evidence of insurability the day we receive it in good order at our Service Center. On the date we accept an additional payment we will:
•	increase the Policy’s investment base by the amount of the payment; and

•	increase the deferred policy loading (see “Charges and Deductions — Charge Deducted from the Investment Base”).
If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in Policy values as described above. If mandated under applicable law, we may be required to reject a payment.
As of the policy processing date on or next following our receipt and acceptance of an additional payment at our service center (in good order), we will reflect the payment in the calculation of the variable insurance amount (see “Death Benefit — Variable Insurance Amount”) and increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured’s lifetime or any subsequent additional payment will be used to increase the Policy’s face amount.

If the insured dies after we receive and accept an additional payment and before the next policy processing date, we will pay the beneficiary the larger of:
•	The amount of the death benefit we calculate as of the prior policy processing date plus the amount of the additional payment; and

•	The cash surrender value as of the date we receive and accept the additional payment at our service center (in good order) multiplied by the net single premium factor as of such date (see “Death Benefit — Net Single Premium Factor”).

We will reduce the death benefit by any loan debt and any overdue charges if the Policy is in a grace period.
Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment and we will return any excess amount to you. (See “Loans.”)
Investment Base Allocations
Investment Base Allocation During the “Free Look” Period
We will place the single premium you submit with your application in the investment division investing in the BlackRock Money Market Portfolio as of the business day we receive the payment at our Service Center. Your application sets forth this designation. We will not make an allocation change during the “free look” period. We will reallocate the investment base to the investment divisions you’ve selected. You may invest in up to five of the investment divisions at any time.
Changing Your Investment Allocations
You may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We will notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. To change your investment base allocation, please call or write our Service Center. Any change in investment base allocation will be effective at the end of the business day on which we receive your request in good order at our Service Center. A dollar cost averaging feature is also available. (See “Reallocations.”)
Trust Allocations
If your investment base is in any of the Trusts, we will notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you do not tell us, we will move the proceeds to the investment division investing in the BlackRock Money Market Portfolio, and it will not count as one of the five reallocations permitted in a policy year. When we receive a request for reallocation, units of a specific Trust may no longer be available. Should this occur, we will attempt to notify you immediately so that you can change the request.
Policy Values

Separate Account Index
Each investment division has a distinct unit value (also referred to as “price” or “separate account index” in reports we furnish to you). When you allocate your payments or investment base to an investment division (for example, due to a reallocation), we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When you transfer or deduct amounts out of an investment division (for example, due to a surrender or reallocation), we redeem units in a similar manner.
When we establish an investment division, we set an initial value for the separate account index (usually $10.00). The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period, of the Fund portfolio or Trust unit in which the investment division invests, and equals the index for the preceding valuation period multiplied by the experience factor for the current period.

The experience factor for an investment division’s valuation period reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division. The factor is calculated as follows:
(1)	We take the net asset value as of the end of the current valuation period of the portfolio in which the division invests.

(2)	We add to (1) the amount of any dividend or capital gains distribution declared during the current valuation period for the investment portfolio. We subtract from that amount a charge for our taxes, if any.

(3)	We divide (2) by the net asset value of the portfolio at the end of the preceding valuation period.

(4)	We subtract a charge not to exceed the mortality and expense risk charge for each day in the valuation period.

(5)	For divisions investing only in the Trusts, we subtract an additional charge not to exceed the daily Trust Charge for each day in the valuation period.
Calculations for investment divisions investing in the Funds are made on a per share basis. Calculations for investment divisions investing in the Trusts are on a per unit basis.
Investment Base
A Policy’s investment base is the sum of the amounts invested in each of the investment divisions. We adjust the investment base daily to reflect the investment performance of the investment divisions you’ve selected.
Certain charges and policy loans decrease the investment base. (See “Charges and Deductions — Charges Deducted from the Investment Base” and “Loans.”) Loan repayments and additional payments increase it. You may elect in writing from which investment divisions loan collateral is taken and to which investment divisions loan repayments and additional payments are added. If you do not make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions you have selected.
Cash Surrender Value
The cash surrender value may increase or decrease on any day, depending on the investment results for the investment divisions, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions. No minimum amount is guaranteed.
We calculate the cash surrender value as follows:
On the Policy Date
The cash surrender value equals the investment base plus any loan debt less the deferred policy loading not yet collected.
On Each Subsequent Policy Processing Date
The cash surrender value equals the investment base plus any loan debt, less the deferred policy loading not yet collected. On a policy processing date other than a policy anniversary, we also subtract the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year).

On a Date During a Policy Processing Period
The cash surrender value equals the investment base plus any loan debt as of such date, less the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year), less the deferred policy loading not yet collected, less the pro-rata mortality cost since the last policy processing date, and less any administrative and other fees that would otherwise be deducted on the next policy processing date.
Net Cash Surrender Value
The net cash surrender value equals cash surrender value less any loan debt.
Tabular Value
The tabular value is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments, loading, and guarantee period (based on a 4% interest rate per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.
Charges and Deductions

We deduct the charges described below to cover services and benefits we provide, costs and expenses we incur, and risks we assume under the Policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. For example, the sales load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge and mortality cost, in part to cover such expenses. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	•	the death benefit, surrender and loan benefits under the Policy
	•	investment options, including investment allocations
	•	administration of elective options
	•	the distribution of reports to policy owners

Costs and expenses we incur:	•	costs associated with processing and underwriting applications, and issuing and administering the Policy
	•	overhead and other expenses for providing services and benefits
	•	sales and marketing expenses
	•	other costs of doing business, such as collecting payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks we assume include but are not limited to:	•	that the mortality cost charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate
	•	that the costs of providing the services and benefits under the Policy exceed the charges we deduct
Charges Deducted from the Investment Base
Deferred Policy Loading
We assess a deferred policy loading of 7% of each payment made in the first year, and 6.5% of each payment made after the first year. Because the deferred policy loading is a percentage of each payment made, the greater the amount and frequency of payments you make, the greater the amount of the charge we will assess.
The deferred policy loading consists of a sales load, first year administrative expense (not assessed against additional payments we receive after the first policy year), and a premium tax charge.

Sales Load. The sales load is equal to a maximum of 4.0% of the single premium and any additional payments. It compensates us for sales expenses. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.
First Year Administrative Expense. The first year administrative expense is equal to a maximum of 0.5% of the single premium and any additional payments we receive in the first policy year. It compensates us for the expenses associated with issuing the Policies. We may reduce the first year administrative expense if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.
We currently do not make any charges for administrative expenses beyond the first year. We will not impose any in the future.
Premium Tax Charge. The state premium tax charge is equal to 2.5% of the single premium and any additional payments.
Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments (of 0.70% of each payment we receive during the first policy year and 0.65% of each payment thereafter) on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.
Mortality Cost (Cost of Insurance)
We deduct a mortality cost, calculated as of the previous policy processing date, from the investment base on each policy processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage on the insured. The charge depends on a number of variables (e.g., the insured’s underwriting class, sex (except for Montana and Massachusetts), attained age, and the Policy’s net amount at risk) that will cause it to vary from Policy to Policy and from month to month. We assess the mortality cost charge until the insured’s attained age 100.
The mortality cost is equal to:
➢	the current cost of insurance rate; multiplied by

➢	the Policy’s net amount at risk.
Current mortality costs also include a flat fee component. We base the cost of insurance rates on each insured’s underwriting class, sex, and attained age.
The net amount at risk may increase or decrease depending on the investment experience of the portfolios in which you are invested, any additional payments you make, the fees and charges deducted under the Policy, Policy riders, and any Policy transactions (such as loans). Therefore, mortality cost charges can increase or decrease.
Current mortality rates may be equal to or less than the guaranteed mortality rates. For insureds age 20 and over, current mortality rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. Mortality rates are generally higher for male insureds than for female insureds of the same age and underwriting class, and ordinarily increase with age.

We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in the Policy. We use the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table) for Policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (1980 CET Table) for Policies underwritten on a simplified basis to determine these maximum rates if the Policies are issued on insureds in a standard or non-smoker underwriting class. For Policies issued on substandard basis we use a multiple of the 1980 CSO Table. The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest. Even though we can charge up to the 1980 CET Table, the current mortality rates we use for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.
To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent:
•	we ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class, or

•	the insured is underwritten under the simplified method but is not in the non-smoker class.
During the period between policy processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis.
During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting, in our calculation, the tabular value for the cash surrender value in determining the net amount at risk, and multiplying the net amount at risk by the guaranteed maximum mortality rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that we would have otherwise deducted.

Reallocation Charges
We currently allow you to change investment allocations as often as you wish without charge. However, we may deduct reallocation charges from your investment base if you change your investment base allocation more than five times per policy year. If we impose this charge, it will equal $25.00 for each allocation change you make during a policy processing period that exceeds five for the policy year. We will deduct this charge, which compensates us for the cost of processing the reallocations, on the policy processing date on or next following the reallocation.
Net Loan Cost
On each policy anniversary, if there has been any loan debt during the prior year, we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For each of the first ten policy years, the net loan cost equals 0.75% of the loan debt on the previous policy anniversary (taking into account any loans and repayments since then). After the first ten policy years, the net loan cost equals 0.60%. We will not increase the net loan cost. We take the net loan cost into account in determining the net cash surrender value of the Policy if the date of surrender is not a policy anniversary.
Charges to the Separate Account
Mortality and Expense Risk Charge
Each day we deduct an asset charge from each division of the Separate Account to cover our mortality, expense, and guaranteed benefits risks. The total amount of this charge is equivalent to 0.60% annually at the beginning of the year.
•	The mortality risk is the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned.

•	The expense risk is the risk we assume that it will cost us more to issue and administer the Policies than expected.

•	The guaranteed benefits risks are the risks we assume for potentially unfavorable investment results. One risk is that the Policy’s net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see “Mortality Cost (Cost of Insurance)” above).
If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.
Charges to Divisions Investing in the Trusts
We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge paid to the principal underwriter of the Policies, Transamerica Capital, Inc., when units are sold to the Separate Account. The trust charge is currently equivalent to 0.34% annually at the beginning of the year. We may increase it, but it will not exceed 0.50% annually at the beginning of the year. The charge is based on cost with no expected profit. We assess this charge in addition to the mortality and expense risk charge.

Rider Charges
We will deduct a charge if you add certain riders to your Policy. Each rider charge is summarized in the Fee Table in this Prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive.
Portfolio Expenses
The value of the net assets of each investment division is reduced by the investment management fees and other expenses incurred by the corresponding portfolio in which the investment division invests. You pay these fees and expenses indirectly. See the table of Annual Portfolio Operating Expenses in this Prospectus and the Funds’ and Trusts’ prospectuses for further information on these fees and expenses.
Death Benefit

Death Benefit Proceeds
As long as the Policy is in force, we will determine the amount and pay the death benefit proceeds to the beneficiary when we receive all information needed to process the death benefit claim, including due proof of the insured’s death, in good order at our service center. When we first receive reliable notification of the insured’s death by a representative of the policy owner or the insured, we may transfer the investment base to the division investing in the BlackRock Money Market Portfolio, pending payment of death benefit proceeds.

Death benefit proceeds equal:	•	the death benefit, which is the larger of the current face amount and the variable insurance amount (see below); less
	•	any loan debt; and less
	•	any overdue charges if the Policy is in a grace period (see “Policy Termination — When the Guarantee Period is Less Than for Life”).
The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the Policy qualified as life insurance under Federal income tax laws.
The amount we pay on death will be greater when we receive and accept an additional payment during a policy processing period and the insured dies prior to the next policy processing date. (See “Premiums — Making Additional Payments.”)
We may further adjust the amount of the death benefit proceeds if: (1) we contest the validity of a Policy; (2) we contest the amount of the death benefit; (3) the insured commits suicide; or (4) the age or sex of the insured is stated incorrectly in the application.
Variable Insurance Amount
We determine the variable insurance amount on each policy processing date by multiplying the cash surrender value by the net single premium factor. Depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions, the cash surrender value, and thus the variable insurance amount may go up or down. The death benefit will be the greater of the variable insurance amount and the face amount, less applicable charges.

Net Single Premium Factor
The net single premium factor is based on the insured’s sex, underwriting class, and attained age on the policy processing date. It decreases as the insured’s age increases. As a result, the variable insurance amount will decrease in relationship to the Policy’s cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. Your Policy contains a table of net single premium factors as of each anniversary.
TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
ON POLICY ANNIVERSARIES

Standard-Simplified Issue			Standard Medical Issue
Attained			Attained
Age	Male	Female	Age	Male	Female
5	8.61444	10.08769	5	10.26605	12.37298
15	6.45795	7.65253	15	7.41158	8.96292
25	4.89803	5.70908	25	5.50384	6.48170
35	3.59024	4.18342	35	3.97197	4.64894
45	2.62620	3.06419	45	2.87749	3.36465
55	1.97694	2.29528	55	2.14058	2.48940
65	1.55349	1.75357	65	1.65786	1.87562
75	1.28954	1.38615	75	1.35394	1.45952
85	1.14214	1.17173	85	1.18029	1.21265
Payment of Death Benefit Proceeds
We will generally pay the death benefit proceeds to the beneficiary within seven days after we receive all the information needed to process the death benefit claim in good order at our Service Center.
We may delay payment, however, if: (1) we are contesting the Policy or the death benefit; (2) the insured has committed suicide; (3) the insured’s age or sex has been stated incorrectly in the application; or (4) any of the circumstances described in “When We Make Payments” occur.
We will add interest from the date of the insured’s death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.
Income Plans
We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a Separate Account. You may choose one or more income plans at any time during the insured’s lifetime. If you haven’t selected a plan, when the insured dies the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Policy for its net cash surrender value, you also may choose one or more income plans for payment of the proceeds.
We need to approve any plan where any income payment would be less than $100. Income plans include:
•	Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

•	Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%.

•	Income for a Fixed Period. We make payments in equal installments for up to 30 years.

•	Income for Life. We make payments in equal monthly installments as long as the named person is living. Other payment schedules may be available on request. Payments end completely when the named person dies.

•	Income for Life with a Fixed Period. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

•	Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

•	Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.

•	Joint Life Income with a Fixed Period. We make payments in monthly installments until the death of both named persons or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.
Under the Income for Life and Joint Life Income Options, our Policy obligation may be satisfied with only one payment if afterward the named person or persons dies. In addition, once in effect, some of the income plans may not provide any surrender rights.
Even if the death benefit under the Policy is excludible from income, payments under the income plan options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the income plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the income plans.
Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available. The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state. The charge for these benefits, if any, is described in the “Fee Table.”
Single Premium Immediate Annuity Rider.  If your state allows, you may have added a Single Premium Immediate Annuity Rider (“SPIAR”) to your Policy. This rider provides you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we will pay the rider value in a lump sum to the beneficiary under the Policy. For tax purposes, this payment will not be considered part of the life insurance death benefit.

•	If you surrender the rider before the end of the period, we will pay you the rider value over five years or apply it to a lifetime income for you, as you choose.

•	If you are not the insured and you die before the income period ends, we will pay the remaining payments to the new policy owner.

•	If you change the policy owner of the Policy, we will change the policy owner of the SPIAR to the new owner of the Policy.

•	If the Policy ends because the insured dies (where you are not the insured), because we terminate the Policy, or because you’ve cancelled it for its net cash surrender value, we will continue the annuity under the same terms but under a separate written agreement. You can also choose one of the options available upon surrender of the rider.

•	The rider will not have any effect on your Policy’s loan value.

•	We hold the reserves for this rider in our general account.

•	If you pledge, assign, or gift a Policy with a SPIAR, you may have tax consequences. We advise you to consult your tax advisor prior to effecting an assignment, pledge or gift of such a Policy.
Change of Insured Rider.  This rider gives you the right to change the insured once each policy year as of a policy processing date. A change of insured is a taxable event.

Surrenders

You may cancel the Policy at any time while the insured is living and receive the net cash surrender value in a lump sum or under an income plan. (See “Death Benefit—Income Plans” above.) You must make the request in writing in a form satisfactory to us, and return the Policy to our Service Center. The surrender will take effect on the date the Policy and the request are sent to us. All rights to the death benefit will end on the date you send the written request to us. We will determine the net cash surrender value as of the date we receive the Policy and the signed request in good order at our Service Center. Canceling the Policy may have tax consequences. (See “Tax Considerations.”)
You may not make partial withdrawals under the Policy.
When We Make Payments

We generally pay death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation within seven days after our Service Center receives, in good order, all the information needed to process the payment. However, we may delay payment if it isn’t practical for us to value or dispose of Trust units or Fund shares because:
•	the New York Stock Exchange (“NYSE”) is closed;

•	trading on the NYSE is restricted;

•	the SEC declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

•	the SEC by order so permits for the protection of policy owners.
If you have submitted a recent check or draft, we have the right to defer payment of death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation until such check or draft has been honored.
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a current policy owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, surrenders, death benefits, loans, and income plan payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Policy to government regulators.

Reallocations

Reallocating the Investment Base
You or your registered representative of record can reallocate your investment base among the investment divisions in the Separate Account. You will be bound by any reallocations made by your registered representative. We determine the amount that you have available for reallocation at the end of the valuation period when we receive your reallocation request in good order at our Service Center. We may, at any time, discontinue reallocation privileges, modify our procedures, or limit the number of reallocations we permit. The following features apply to reallocations under the Policy.

•	Currently, you may change investment allocations as often as you wish. However, we reserve the right to limit the number of changes permitted to 5 or more each policy year.

•	We currently do not, but reserve the right to, assess a charge for each reallocation in excess of five per policy year.

•	You can make requests to reallocate your investment base either by making a written request, in good order, to, or by calling or by facsimile to, our Service Center. Please note: Certain investment divisions of the Separate Account have similar names; it is important that you state or write the full name of the investment division to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the correct investment division.

•	There is no minimum amount that must be reallocated.

•	There is no minimum amount that must remain in an investment division of the Separate Account after a reallocation.

•	We consider all reallocations made in any one day to be a single reallocation.

•	Reallocations under dollar cost averaging do count as reallocations for the purpose of assessing any charge for reallocations.

We will process any reallocation order that is received in good order in writing or by facsimile or by telephone at our Service Center before the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) using the investment division unit value next determined at the end of that session of the New York Stock Exchange. If we receive the reallocation order after the New York Stock Exchange closes, then we will process the order using the investment division unit value determined at the close of the next regular business session of the New York Stock Exchange.
You can reallocate your investment base either in writing in a form satisfactory to us or by telephone. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We may assess a charge for each allocation change in excess of five per policy year. If you request the reallocation by telephone, you must give your personal identification code as well as your Policy number. We will give a confirmation number over the telephone and then follow up in writing.
We will process each reallocation at the unit values next determined after we receive the reallocation request.

Disruptive Trading
Frequent or short-term transfers among investment divisions, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by policy owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a policy owner among the investment divisions may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other policy owners and other persons who may have an interest in the Policy (e.g., beneficiaries). In order to try to protect our policy owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of a particular investment division made by policy owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.
Our policies and procedures may result in restrictions being applied to policy owners who are found to be engaged in disruptive trading activities. Policy owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” policy owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the policy owner in writing of the restrictions that will apply to future transfers under a Policy. Currently, our restrictions require such policy owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We also require that the policy owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one policy owner;

•	limiting the dollar or percentage of investment base value that may be transferred among the investment divisions at any one time; and

•	imposing a redemption fee on certain transfers.
Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect policy owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner’s future transfers.
We may also restrict the transfer privileges of others acting on your behalf, including your Financial Advisor. Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all policy owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other policy owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus policy owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Policy may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual policy owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific policy owners who violate the disruptive trading polices established by the Fund.
Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.
Policy owners and other persons with interests in the Policies also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.
In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging
The Policy offers an optional transfer feature called Dollar Cost Averaging (“DCA”). This feature allows you to make automatic monthly transfers from the BlackRock Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.
The DCA feature is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected divisions each month, the DCA feature allows you to purchase more units of a division when prices are low and fewer units when prices are high. Therefore, you may achieve a lower average cost per unit over the long term. However, it is important to understand that a DCA feature does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA feature, you should have the financial ability to continue making transfers through periods of fluctuating markets.
You can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the BlackRock Money Market investment division is zero. While the DCA program is in place any amount in the BlackRock Money Market investment division is available for transfer.
Minimum Amounts
To elect DCA, you need to have a minimum amount in the BlackRock Money Market investment division. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.
Should the amount in your BlackRock Money Market investment division be less than the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your BlackRock Money Market subaccount has dropped below the selected monthly transfer amount. If you do not specify a duration or the specified duration has not been reached and the amount in the BlackRock Money Market investment division is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.
When We Make DCA Transfers
After we receive your request in good order at our Service Center, we will make the first DCA transfer on the following monthiversary date. We will make additional DCA transfers on each subsequent monthiversary. We do not charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

Loans

Policy Loans
You may use the Policy as collateral to borrow funds from us. You may borrow from the cash surrender value up to the loan value of your Policy. The minimum loan is $1,000 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it’s less than $1,000. You may repay all or part of loan debt any time during the insured’s lifetime while the Policy is in force. We will consider any payments you make as loan repayments unless the payments are clearly identified as additional premium payments. We do not assess a deferred policy loading to loan repayments. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. Certain states will not permit a minimum amount that can be borrowed or repaid.
When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you do not specify, we will take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.
If your loan debt exceeds certain Policy values, we may terminate the Policy. (See “Policy Termination.”)

Requesting a Loan
You may request a loan in writing or, if all required forms are on file with us, by telephone. Once our Service Center receives the authorization, you can call our Service Center, give your Policy number, name and personal identification code, and tell us the loan amount and the divisions from which the loan should be taken.
Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request in good order.
Effect on Death Benefit and Cash Surrender Value
Whether or not you repay loan debt, taking a loan will have a permanent effect on a Policy’s cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken.
We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. A Policy loan also may have possible adverse tax consequences. You should consult a tax adviser before taking out a Policy loan.
Loan Value
The loan value of a Policy equals:
•	75% of the Policy’s cash surrender value during the first three years; or

•	90% of the Policy’s cash surrender value after the first three years.
In certain states, the loan value may differ from that above for particular years. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt.
Interest
While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. If you do not pay the interest when due, it is treated as a new loan and we add it to the unpaid loan amount. Loan debt is considered part of cash surrender value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.
The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter.

Telephone Requests

A telephone request for a loan or a reallocation received before 4 p.m. (Eastern Time) generally will be processed the same day. A request received in good order at our service center at or after 4 p.m. (Eastern Time) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transactions.
We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.
Telephone, fax and online transactions may not always be available. Any telephone and computer systems, whether yours, your service provider’s, your Financial Advisor’s , or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative before 4:00 p.m. Eastern time, even if as a result of our delay in receiving your transaction request, we will treat that request as having been received on the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or inquiry in writing.
You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or someone authorized by you.
Policy Termination

Guarantee Period
Generally, during the guarantee period, we guarantee the Policy will remain in effect and provide the death benefit regardless of investment performance, unless loan debt exceeds the larger of the cash surrender value and the tabular value. (See “Loans” for an explanation of how any loan debt affects the Policy’s value.) A guarantee period may last for the insured’s lifetime or a shorter period. The chart below shows how the face amount of your Policy (assuming the same premium) affects the guarantee period.
INSURED MALE AGE 60
INITIAL PREMIUM 100,000

Face
Length of Guarantee Period (Years)	Amount
5	$1,103,366
10	512,940
20	240,607
30	164,843
Insured’s lifetime	162,034
If the loan debt exceeds the larger of the cash surrender value and the tabular value, we will mail you a notice of our intent to cancel the Policy, specifying the minimum repayment amount. We will cancel the Policy 61 days after we mail this notice unless we have received (at our service center) at least the minimum repayment amount specified in the notice. We will treat any payment in excess of the overdue charges as an additional payment. (See “Effect of Additional Payments.”) Depending upon the investment performance of the divisions and the amounts you borrow, loans may cause the Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. (See “Tax Considerations.”)

When the Guarantee Period is Less Than for Life
After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date will not cover the charges due. (See “Charges and Deductions – Charges Deducted from the Investment Base.”)
We will notify you before canceling the Policy. You will then have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. If we haven’t received the required payment by the end of this grace period, we will cancel the Policy. We will treat any excess payment above the overdue charges as an additional payment.
Reinstatement
If we cancel a Policy, you may reinstate it while the insured is still living if:
•	You request the reinstatement within three years after the end of the grace period;

•	We receive satisfactory evidence of insurability (at our service center); and

•	You pay a premium that is sufficient to give you a guarantee period of at least five years from the reinstated Policy’s effective date.
We will treat your premium payment as an additional payment requiring underwriting.
The effective date of a reinstated Policy is the policy processing date on or next following the date the reinstatement application is approved.

Maturity Proceeds
We will terminate the Policy on the policy anniversary nearest the insured’s 100th birthday. We will pay you the net cash surrender value, provided the insured is still living at that time and the Policy is in effect.
Tax Considerations

Introduction
The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation will not change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.
Tax Status of the Policy
In order to qualify as a life insurance contract for Federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the Policy.
Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:
•	the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

•	the policy owner should not be considered in constructive receipt of the Policy’s cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.
We have reserved the right to make changes in the Policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see “The Policy – Policy Changes (Applicable Federal Tax Law)”).
Diversification Requirements
IRC section 817(h) and the regulations under it provide that separate account investments underlying a policy must be “adequately diversified” for it to qualify as a life insurance policy under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.
In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the policies do not give policy owners investment control over variable account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the variable account assets supporting the Policy.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Policy Loans
In general, any interest paid on policy loans will not be tax-deductible. Before taking out a policy loan, a policy owner should consult a tax advisor as to the tax consequences. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.
Tax Treatment of Policy Loans and Other Distributions
Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs. A MEC is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid MEC treatment.
Loans from, as well as collateral assignments of, MECs will be treated as distributions to the policy owner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the Policy immediately before the distribution.
The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from MECs to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2 because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.
These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if a material change is made in the Policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your Policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy’s current tax treatment.
If you do preserve your Policy’s current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a Policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the Policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.
If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
If there is any borrowing against your Policy, whether a MEC or not, the interest paid on loans is not tax deductible.
Any Policy received in exchange for a MEC is considered a MEC.
Aggregation of Modified Endowment Contracts
In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a Policy that is treated as a MEC, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if we or any of our affiliates issue to the same policy owner more than one MEC during a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all such contracts will be aggregated and attributed to that distribution.

Taxation of Single Premium Immediate Annuity Rider
If the Single Premium Immediate Annuity Rider (“SPIAR”) was added to the Policy at issue to make the payments on the Policy, a portion of each payment from the annuity will be includible in income for Federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by us under the annuity.
If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.
Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.
Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policy owners or beneficiary.
The SPIAR does not exist independently of a Policy. Accordingly, there are tax consequences if a Policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the Policy.
Other Transactions
Changing the policy owner or the insured may have tax consequences. According to Section 1035(a)(1) of the Code, exchanging the Policy for another involving the same insured will have no tax consequences if there is no loan debt and no cash or other property is received. In addition, exchanging the Policy for more than one policy, or exchanging the Policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a MEC. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.
In addition, the Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.
Ownership of Policies by Non-Natural Persons
The above discussion of the tax consequences arising from the purchase, ownership, and transfer of the Policy has assumed that the owner of the Policy consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.
Non-Individual Owners and Business Beneficiaries of Policies
If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
Employer-Owned Life Insurance Contracts
Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner’s estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner’s estate upon the policy owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.
During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.
The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements
The IRS and the Treasury Department has issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional payments with respect to such arrangements.
Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Foreign Tax Credits
To the extent that any Fund or the Trusts makes the appropriate election, certain foreign taxes paid by the Funds or the Trusts will be treated as being paid by us, which may allow us to deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the policy owners.
Alternative Minimum Tax
There also may be an indirect tax upon the income in the Policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if you are subject to that tax.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the policy.
We do not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.
The above discussion is not intended as tax advice. For tax advice you should consult a competent tax advisor. Although this tax discussion is based on our understanding of Federal income tax laws as they are currently interpreted, we can’t guarantee that those laws or interpretations will remain unchanged.

Our Income Taxes
Federal Income Taxes. We do not expect to incur any Federal income tax liability that would be chargeable to the Separate Account. As a result we do not currently deduct charges for Federal income taxes from the Separate Account.
Changes in Federal tax treatment of variable life insurance or in our tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.
Any tax charges we impose will not apply to Policies issued in connection with qualified pension arrangements.
State and Local Income Taxes. Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the Separate Account.
Additional Information

Assignment of the Policy
You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership of the Policy, but your rights and those of any beneficiary you name are subject to the terms of the assignment. You must provide us with written notice, in good order to our Service Center, to make or release an assignment. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We are not responsible for the validity of any assignment.
Sending Forms and Transaction Requests in Good Order
     We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our Service Center (or our website, as appropriate). “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone [or facsimile, or electronically, as appropriate]), along with all forms, information and supporting legal documentation [(including any required spousal or joint owner’s consents)] we require in order to effect the transaction.  To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
Selling the Policy
We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Policies. Distributor offers the Policies through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents. The Policies are not currently offered for sale to the public.
We pay commissions to the Merrill Lynch Life Agencies for sales of the Policies by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Policies, and the Distributor pays the Financial Advisors and insurance specialists a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Policies. Each insurance specialist provides training and market support to Financial Advisors in a specific geographic region and is compensated based on sales of the Policies in that region.
The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 7% of each premium and 0.10% of the investment base. The maximum commission payable to Financial Advisors for Policy sales is 3.10% of premium and 0.13% of investment base. The maximum amount of compensation that may be paid to the insurance specialists is 1.2% of each premium.

Ask your Financial Advisor for further information about the compensation your Financial Advisor and the selling firm that employs your Financial Advisor may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interest that such arrangements may create.
Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Insurance specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

Legal Proceedings
There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Financial Statements
Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policy. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Service Center.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this Prospectus.
attained age: is the issue age of the insured plus the number of full years since the policy date.
business day: is any day the New York Stock Exchange is open or there’s enough trading in portfolio securities to materially affect the unit value of an investment division.
cash surrender value: is equal to the cash value less the deferred policy loading not yet collected and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.
cash value: is equal to the investment base plus any loan debt.
code: is the Internal Revenue Code of 1986, as amended.
face amount: is the minimum death benefit as long as the Policy remains in force. The face amount may increase as a result of an additional payment.
Financial Advisors: are registered representatives of Merrill Lynch Pierce Fenner & Smith Incorporated who are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as insurance agents of Merrill Lynch Life Insurance Company.
FINRA: is the Financial Industry Regulatory Authority (formerly, NASD).
guarantee period: is the time we guarantee that the Policy will remain in force regardless of investment experience, unless loan debt exceeds certain Policy values. It is the period that a comparable fixed life insurance policy (same face amount, premium payments, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.
investment base: is the amount available under a Policy for investment in the Separate Account at any time.
issue age: is the insured’s age as of his or her birthday nearest the policy date.
loan debt: is the sum of all outstanding loans on a Policy plus accrued interest.
monthiversary: is the same day each month as the policy date.
net amount at risk: is the difference between the death benefit and the cash surrender value adjusted for interest at 4% per year.
net cash surrender value: is equal to cash surrender value less any loan debt.
net single premium factor: We use this factor in the calculation of the variable insurance amount to make sure that the Policy always meets the guidelines of what constitutes a life insurance policy under the Code.
policy date: is used to determine policy processing dates, policy years, and policy anniversaries. It is usually the business day next following the receipt of the single premium at our Service Center.
policy processing dates: are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct charges from the investment base and redetermine the death benefit.
portfolio: a separate investment portfolio of a Fund. Each investment division of the Separate Account invests exclusively in shares of a designated portfolio. The term “portfolio,” as used in this Prospectus, also refers to the units of the Trusts.
processing period: is the period between consecutive policy processing dates.
tabular value: is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments loading, and guarantee period (based on a 4% interest per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.
valuation period: is the period of time over which we determine the change in the value of the investment divisions of the Separate Account. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. ET on each valuation date) and ends at the close of normal trading on the New York Stock Exchange on the next valuation date.

Table of Contents for the Statement of Additional Information

Additional Policy Information	2
The Policy	2
Incontestability	2
Payment in Case of Suicide	2
Misstatement of Age or Sex	2
Dividends	2
Group or Sponsored Arrangements	2

More Ownership Rights	3
Changing the Policy Owner	3
Assigning the Policy as Collateral	3
Naming Beneficiaries	3
Changing the Insured	3

Assumption of Previously Issued Policies and Subsequent Merger	4

Illustrations	4

Performance Data	4
Hypothetical Illustrations	4
Yields and Total Returns	4
BlackRock Money Market Investment Division Yields	5
Total Returns	6

Other Information	7
Selling the Policy	7
Services Arrangement	7
Keep Well Agreement	7
Reports to Policy Owners	7
Modifying Administrative Procedures	8
Signature Guarantees	8
Personal Identification Code	8
Unisex Legal Considerations	8
State Regulation	8
Experts	9
Legal Matters	9
Reinsurance	9

Financial Statements	9
Financial Statements of Merrill Lynch Life Variable Life Separate Account II	S-1
Financial Statements of Merrill Lynch Life Insurance Company	G-1

The Statement of Additional Information dated the same date as this Prospectus contains additional information about the Policy and the Separate Account, including more information concerning compensation paid for the sale of the Policies. The Statement of Additional Information is not a prospectus, and should be read together with this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus.
You can obtain the Statement of Additional Information, personalized illustrations of death benefits, investment base, and cash surrender values, and other information about the Policy at no cost by writing to our Service Center at the address shown on the front cover of this Prospectus or by calling 1-800-354-5333.
The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. More information about us and the Policy (including the Statement of Additional Information) also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.